INCOME TAXES	12 Months Ended
May 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 12 – INCOME TAXES

For the years ended May 31, 2024 and 2023, the provision for income taxes consisted of the following:

	2024	2023
Current:
Federal	$112,947	$46,572
State	1,456	-
Total current	114,403	46,572
Deferred:
Federal	-	-
State	-	-
Total deferred	-	-
Total	$114,403	$46,572

For the years ended May 31, 2024 and 2023, a reconciliation of the Company’s effective tax rate to the statutory U.S. Federal rate is as follows:

	2024	2023
Income taxes at Federal statutory rate	21.0%	21.0%
Discounts and interest on notes	(2.1)%	(1.9)%
State taxes	(4.2)%	(2.4)%
Other	(1.2)%	(0.3)%
Change in valuation allowance	(36.3)%	(20.1)%
Income tax provision	(22.9)%	(3.7)%

There was no net current or deferred income tax expense or benefit for the years ended May 31, 2024 and 2023, due to the Company’s net loss and valuation allowance recorded against its deferred tax assets.

	May 31, 2024	May 31, 2023
Deferred tax assets:
Tax benefit of net operating loss carry-forward (NOL)	$247,637	$187,274
FIN48 reduction in NOL	(219,793)	(168,128)
Stock compensation	346,030	321,755
Research and development expenses	372,544	217,239
Other	2,432	9,354
Total deferred tax assets:	748,850	567,494
Deferred tax liabilities	(4,583)	(4,833)
Net deferred tax assets:	744,267	562,661
Valuation allowance for deferred tax assets	(744,267)	(562,661)
Deferred tax assets, net of valuation allowance	$-	$-

As of May 31, 2024 and 2023, the Company had federal net operating loss (“NOL”) carryforwards available to reduce future taxable income of approximately $1,047,000 and $759,000, respectively. As of May 31, 2024 and 2023, the Company had state NOL carryforwards of approximately $392,000 and $392,000, respectively. The federal NOL carryforward has an indefinite expiration period. State loss carryforwards expire between 2035 and 2043.

When realization of the deferred tax asset is more likely than not to occur, the benefit related to the deductible temporary differences attributable to operations is recognized as a reduction of income tax expense. Valuation allowances are provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. The Company’s valuation allowance increased by $181,606 and $254,957 in the years ended May 31, 2024 and 2023, respectively.

Uncertain tax positions are evaluated based on the facts and circumstances that exist at each reporting period. Subsequent changes in judgment based upon new information may lead to changes in recognition, derecognition, and measurement. Adjustment may result, for example, upon resolution of an issue with the taxing authorities or expiration of a statute of limitations barring an assessment for an issue. The Company recognizes a tax benefit from an uncertain tax position when it is more-likely-than-not that it will be sustained upon examination by tax authorities.

Unrecognized tax benefits, May 31, 2022	$-
Gross increases – tax positions in current period	217,239
Unrecognized tax benefits, May 31, 2023	217,239
Gross increases – tax positions in current period	155,305
Unrecognized tax benefits, May 31, 2024	$372,544

The gross increase in unrecognized tax benefits in the years ended May 31, 2023 and 2024 relate to expected current deductions for certain funded research and development expenses subject to interpretations of applicable tax law, in excess of available net operating carryforwards. Future changes in the unrecognized tax benefits would affect the Company’s effective tax rate. In the absence of changes in related rulings or regulations, the Company does not anticipate any such change over the next 12 months.

The Company’s policy is to recognize interest expense and penalties related to income tax matters in income tax expense. As of May 31, 2024 and 2023, accrued interest related to uncertain tax positions amounted to $4,000 and $0, respectively.

The Company and its subsidiary are subject to U.S. federal and state income tax, and in the normal course of business, its income tax returns are subject to examination by the relevant taxing authorities. As of May 31, 2024, the 2017 to 2023 tax years remained subject to examination.